                                                                                                                                                                                                                                                                                        Exhibit 99.1

Fuel Cost Pressures
TVA is Facing

Tom Kilgore
President and CEO
TVA

August 6, 2008

The Big Picture
• Prices for fuels commonly used to make electricity are skyrocketing.
• Increases driven primarily by global supply and demand challenges.
• TVA region not immune to these cost pressures.
• Historic drought continues to reduce low-cost hydro generation.
• Potential impacts on next Fuel Cost Adjustment (FCA).

How TVA Recovers Fuel Costs
• Quarterly Fuel Cost Adjustments (FCA) began in October 2006.
• Sound business practice to help TVA match revenue with costs for fuel and purchased power in a timely manner.
• Recovered through monthly consumer power bills, depending on individual energy use.
• Many utilities across the U.S. - including most of TVA’s neighbors - use
 FCA mechanisms routinely to adjust their rates for fuel and purchased power charges.

140%
120%
100%
80%
60%
40%
20%
0%
Crude Oil
Natural Gas
TVA Composite Coal
128%
66%
50%
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08

Fuel Prices Are Soaring
Cumulative Percent Increase in Market Fuel Prices*
Oil prices make national news, but market prices for coal
have increased twice as much as oil in the same period
* Price comparison from Dec. 07 through July 24, 2008.

180
160
140
120
100
80
60
40
20
0
Jan 06
Mar 06
May 06
Jul 06
Sep 06
Nov 06
Jan 07
Mar 07
May 07
Jul 07
Sep 07
Nov 07
Jan 08
Mar 08

Source: Pira
World Coal Prices
Europe - CIF
S. Africa FOB
Australia - FOB
US - FOB
Japan - CIF
• As demand has grown,
 disruptions have driven prices
 higher in all markets:
 – European coal is up 92%
 since May 2007.
 – Coal delivered to Japan is up
 124% over the same period.
U.S. prices are very likely to increase as the gap
closes between markets
Increasing Global Coal Prices

Cost Pressures: Coal
 Growing Demand
 – Dramatic increases in demand for coal by Asian markets tightening worldwide supply and demand balance. In 2007 alone, China added the equivalent of about six total TVA coal-fired systems - or about one plant every 7 to 10 days.

 Tightening Supply
 – Recent flooding in Midwest slowed or stopped deliveries of coal. A major new rail construction project under way through 2010 will cause traffic to be rerouted, increasing congestion and delays.
 – European countries are buying more U.S. coal because of the devaluation of the dollar.
 Rising Price
 – Coal prices are up more than 100% in the U.S. in the last year.
 Virtually all transportation companies (truck, barge, and rail) have fuel surcharges that TVA is subject to; these have all doubled in the last year.

Cost Pressures: Natural Gas
 Growing Demand
 – Since 2000, more than 166,000 megawatts of gas-fired generation have been built in the U.S.; demand for gas-fired electricity has grown
 55%.

 Tightening Supply
 – Higher priced markets - China, India, Japan and Spain - are attracting
 Liquefied Natural Gas (LNG) shipments. The result is a 65% decline in LNG imports to the U.S. since last October.

 Rising Price
 – Natural gas prices have increased by more than 65% since
 December 2007.

Cost Pressures: Purchased Power
 Growing Demand
 – Over the past six months, TVA purchased 12% more power from the market than it did during this same period last year.

 Tightening Supply
 – Bulk of purchased power on the market comes from natural gas plants. Utilities, like TVA, are buying natural gas plants to serve their system needs. This reduces the amount of power available on the market and increases the price.
 Rising Price
 – TVA’s purchased power totaled $701 million during the first six months of 2008, up $220 million from the same period last year. Peak prices for June and July of this year have been 63% higher on average than the same months of last year.

100%
80%
60%
40%
20%
0%
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08

2008 Cumulative Market Price Increases for Purchased Power
Since January, the price of on-peak purchased power
 is up more than 75 percent
2008 Purchased Power Increases
76% Increase
• The Valley’s demand for
 power and the regional
 drought mean that TVA is
 having to buy more power
 from the market.
• Higher natural gas prices are
 pushing up the price of
 purchased power.

Intensity:
D0 Abnormally Dry
D1 Drought - Moderate
D2 Drought - Severe
D3 Drought - Extreme
D4 Drought - Exceptional

Historic drought conditions in the Valley are forcing TVA to replace its lowest-cost power source with one of the most
expensive - purchased power
U.S. Drought Monitor
Historic Drought Continues
• TVA region is in a third year of
 drought.
• TVA hydro generation is down 50%
 in FY 2008.
• TVA is buying more purchased power
 than originally planned because of
 the drought.
• This summer TVA is buying more
 than 1,000 megawatts of power on a
 daily basis - the equivalent of one
 nuclear unit - to replace the loss of
 hydro power.

2500
2000
1500
1000
500
0
Energy (GWh)
Oct
Nov
Jan
Feb
Apr
Jun
Jul
Sep
Month
Total Energy
FY2007 = 12,121 GWh
FY2008-to-Date = 6,692 GWh
FY2007
FY2008

FY 2007 vs. FY 2008-to-Date
Due to the drought, 2008 rainfall to date is 23% below normal in the Eastern Tennessee Valley. Runoff—which is needed to fill the reservoirs—is 52% below normal.
Total Hydro Generation Comparison

TVA

THE WALL STREET JOURNAL.

San Francisco Chronicle

THE WALL STREET JOURNAL.

The Virginian-Pilot

USA TODAY.

National Rate Pressures
 - July 28, 2008
Entergy Urges Electricity
Conservation in Passing Along 28
Percent Rate Increase
 - June 25, 2008
Dominion's 18 percent increase
likely only the beginning
 - May 7, 2008
Expect a jolt when opening the
electric bill
   - May 27, 2008
Supply-demand imbalance boosts
oil prices
 - June 24, 2008
Coal producers struggle to meet
demand
 - June 16, 2008
Price jolt: Electricity bills going
up, up, up

The
COMMERCIAL
APPEAL
U.S. electric utilities are seeing rate
 increases up to 30%

Mitigation Strategies
• TVA’s overall fuel strategies help limit exposure to volatile energy markets.
• Disciplined purchasing approach. Securing long-term coal and purchased power contracts to reduce TVA price exposure. For example, at one of our plants, a coal contract expiring later this year at $35 per ton will need to be replaced - and coal at the current market is running $125 per ton.
• Proactive hedging strategies. Hedged a portion of expected gas needs for 2009.
• Increased storage. TVA doubled the amount of gas storage this year, reducing spot market purchases.
What TVA is Doing
While TVA’s coal costs are up 43% over the past five years, if
TVA had purchased that coal on the spot market, costs
would be up 240%

TVA is strategically building its nuclear generation portfolio, which will reduce the Valley’s exposure to volatile
commodity fuel prices
What TVA is Doing
Long-Term Strategic Planning

• TVA’s plan for energy efficiency and demand reduction seeks to reduce the growth in peak demand by up to 1,400 megawatts by the end of 2012.
• Local power distributors are partnering with TVA to help raise consumer awareness on energy efficiency.
• TVA’s new generation will help reduce dependence on purchased power:
 ▪ Browns Ferry Unit 1
 ▪ Nuclear uprates will increase capacity of plants
 ▪ Watts Bar Unit 2
 ▪ 2,535 megawatts of combined cycle and combustion turbine generation acquired in the past two years
 ▪ Considering future options for Bellefonte Nuclear Site

Fuel Cost Adjustment Impacts
• Coal, natural gas, and purchased power costs are increasing rapidly and will increase future Fuel Cost Adjustments.
• The continued drought causes a double hit to TVA:
 – Significant loss of hydro generation
 – Replacing this least-expensive source with higher-cost power
• Electric utilities across the country are seeing increases up to 30%.
• Expect escalating fuel costs and the effects of the persistent drought to result in a significant FCA increase beginning October 1, 2008.

What Consumers Can Do
• Visit TVA.com to learn simple steps to help reduce energy use and help offset rising electricity costs.
• Take online or mail-in Home Energy Audit and receive a Free
 Conservation Kit.
• Low-interest financing available to Valley consumers looking to replace heating and cooling systems for a high-efficiency heat pump through energy right program.